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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (EVENT):    March 10, 1999
                           --------------





                         RANKIN AUTOMOTIVE GROUP, INC.
             (Exact name of registrant as specified in its charter)





COMMISSION FILE NO:   0-28812



          Louisiana                         72-0838383
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(State or other jurisdiction               (I.R.S. Employer Identification No.)
     of incorporation)

   3709 S. MacArthur Drive
       Alexandria, LA                        71302
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(Address of principal executive offices)   (Zip code)




                                 (318) 487-1081
                                 --------------
               Registrant's telephone number, including Area Code




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Item 2.           Acquisition of Assets

                  On February 26, 1999, the Company signed Definitive Agreements with three companies (US. Parts Corporation; Automotive & Industrial Supply Co. Inc.; and Allied Distributing Company of Houston, Inc. and its subsidiary, Auto Parts Investment Group, Inc.) to purchase substantially all of their assets and assume certain of their liabilities. These Definitive Agreements were subject to certain conditions including the closing of the credit facility provided by a syndicate lead by Heller Financial, Inc. The credit facility was closed on March 10, 1999. Some of the proceeds from this new credit facility were used to liquidate the previous existing $7.5 million credit facility with Hibernia National Bank.

                  On March 10, 1999, the Company acquired from US. Parts Corporation it's auto parts distribution center located in Houston, Texas as well as the seventeen stores that it operates throughout Houston. The total purchase price included 600,000 shares of Rankin Automotive Group, Inc. common stock, $7.96 million of cash, issuance of a note payable for $40 thousand, the assumption of certain liabilities estimated at $10.1 million and certain other consideration. US. Parts Corporation had approximately $14.8 million of inventory, $0.8 million of property and equipment and $3.9 million of accounts receivable as of the date of acquisition. The cash portion of the purchase price together with certain US. Parts indebtedness was paid using proceeds from the credit facility established by the Company with Heller Financial, Inc.

                  On March 11, 1999, the Company acquired from Automotive & Industrial Supply Co., Inc. (A&I) it's auto parts distribution center located in Shreveport, Louisiana as well as the three stores that it operates in Shreveport and the store it operates in Marshall, Texas. The total purchase price included 51,613 shares of Rankin Automotive Group, Inc. common stock, $3.4 million of cash, the assumption of certain liabilities estimated at $1.2 million and certain other consideration. Automotive & Industrial Supply Co., Inc. had an estimated $2.8 million of inventory, $0.4 million of property and equipment and $0.7 million of accounts receivable as of the date of acquisition. The cash portion of the purchase price was paid using proceeds from the credit facility established by the Company with Heller Financial, Inc.

                  The Company has signed a definitive agreement to acquire from Allied Distributing Company of Houston, Inc. and its subsidiary, Auto Parts Investment Group, Inc., it's auto parts distribution center and automotive paint division located in Houston, Texas and its auto parts distribution center in San Antonio as well as nine stores that it operates throughout Central and South Texas. The total proposed purchase price would include $2.8 million of cash, the assumption of certain liabilities estimated at $14.4 million and certain other consideration. Allied has an estimated $12.3 million of inventory, $0.8 of property and equipment and $4.0 million of accounts receivable. The cash portion of the proposed purchase price, subject to availability, will be paid using proceeds from the credit facility established by the Company with Heller Financial, Inc. The consummation of the sale is subject to certain conditions including the approval of Allied's shareholders. It is anticipated that this approval will be obtained and that this transaction is scheduled for completion prior to April 1, 1999.

                  The Company intends to continue using substantially all of these facilities in its business.

                  As a result of the completion of the acquisitions of US. Parts Corporation and Automotive & Industrial Supply, Co., Inc. the Company has a new slate of officers and board of directors.

a.       Officers

         Randall B. Rankin           Chief Executive Officer
         Ali Attayi                  President and Chief Operating Officer
         Terry Bryden                Senior Vice President
         Otis Al Cannon              Senior Vice President
         Steven Saterbak             Vice President Finance, Treasurer and
                                           Assistant Secretary
         Nancy J. Grant              Controller, Principal Accounting Officer,
                                           Secretary and Assistant Treasurer



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b.       Board of Directors

         Randall B. Rankin           Chairman of the Board
         Ali Attayi
         Otis Al Cannon
         Ricky L. Sooter
         Ricky D. Gunn
         Harris Lake Smith, Jr.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  It is impracticable at this time to provide the required financial statements for the businesses acquired in the completed acquisitions described in Item 2 above. The Company is in the process of preparing the appropriate financial statements. It is anticipated that such financial statements will be available within 60 days from the date of this report, and will be filed as an amendment to this report as soon as practicable, but no later than 60 days after this report has been filed.

         b.       Pro Forma Financial Information

                  No pro forma financial information with respect to the completed acquisitions described in Item 2 above is available at this time. It is anticipated that the required proforma financial information will be available within 60 days from the date of this report, and will be filed as an amendment to this report as soon as practicable, but no later than 60 days after this report has been filed.

         c.       Exhibits.

                  10.(q) Asset Purchase Agreement between US. Parts Corporation and Rankin Automotive Group, Inc. dated as of February 26, 1999.

                  10.(r) Asset Purchase Agreement between Automotive & Industrial Supply Co., Inc. and Rankin Automotive Group, Inc. dated as of February 26, 1999.

                  10.(s) Asset Purchase Agreement between Allied Distributing Company of Houston, Inc.; Auto Parts Investment Group, Inc.; and Rankin Automotive Group, Inc. dated as of February 26, 1999.

                  10.(t) Copy of Heller Financial Corporation's loan agreement dated March 10, 1999.

                  10.(u) Copy of employment contract between Rankin Automotive Group, Inc. and Mr. Ali Attayi.

                  10.(v) Copy of Registration Rights and Lock-up Agreement between Rankin Automotive Group, Inc. and Mr. Ali Attayi.

                  10.(w) Copy of employment contract between Rankin Automotive Group, Inc. and Mr. Otis Al Cannon.



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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    Rankin Automotive Group, Inc.
                                    -----------------------------
                                    (Registrant)


Dated:  March 25, 1999              /s/ Randall B. Rankin
                                    ---------------------
                                    Randall B. Rankin, Chief Executive Officer




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                               INDEX TO EXHIBITS

EXHIBIT
  NO.          DESCRIPTION
               -----------
10.(q)         Asset Purchase Agreement between US. Parts Corporation
               and Rankin Automotive Group, Inc. dated as of February 26, 1999.

10.(r)         Asset Purchase Agreement between Automotive & Industrial Supply
               Co., Inc. and Rankin Automotive Group, Inc. dated as of
               February 26, 1999.

10.(s)         Asset Purchase Agreement between Allied Distributing Company of
               Houston, Inc.; Auto Parts Investment Group, Inc.; and Rankin
               Automotive Group, Inc. dated as of February 26, 1999.

10.(t)         Copy of Heller Financial Corporation's loan agreement dated
               March 10, 1999.

10.(u)         Copy of employment contract between Rankin Automotive Group, Inc.
               and Mr. Ali Attayi.

10.(v)         Copy of Registration Rights and Lock-up Agreement between Rankin
               Automotive Group, Inc. and Mr. Ali Attayi.

10.(w)         Copy of employment contract between Rankin Automotive Group, Inc.
               and Mr. Otis Al Cannon.
